Earnings Conference Call 4 th Quarter 2011 January 25, 2012 Exhibit 99.2

Cautionary Statements Regarding
Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-
looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,”
“plan,” “believe,” “target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger of Exelon Corporation (Exelon) and Constellation Energy Group, Inc. (Constellation),
integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon and Constellation, as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication regarding the proposed merger. For example,
(1) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (2) conditions to the closing of the merger may not be satisfied; (3) an unsolicited offer of another company to acquire assets or capital stock of Exelon or Constellation could interfere with the merger; (4) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (6) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (7) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (8) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (9) the companies may not realize the values expected to be obtained for properties expected or required to be divested; (10) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (11) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Exelon,
Constellation or the combined company.

Cautionary Statements Regarding
Forward-Looking Information (Continued)

Discussions of some of these other important factors and assumptions are contained in Exelon’s and Constellation’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including:
(1)  Exelon’s 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of
Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2)  Exelon’s
Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011 in (a) Part II, Other Information, ITEM 1A. Risk
Factors, (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of
Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; (3)  Constellation’s 2010 Annual Report on
Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of
Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 12; and (4) Constellation’s Quarterly Report on
Form 10-Q for the quarterly period ended September 30, 2011 in (a) Part II, Other Information, ITEM 1A. Risk Factors and ITEM 5.
Other Information, (b) Part I, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and
Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Notes to Consolidated Financial
Statements, Commitments and Contingencies. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the definitive joint proxy statement/prospectus included in the Registration Statement on Form S-4 that Exelon filed with the SEC and that the SEC declared effective on October 11, 2011 in connection with the proposed merger.  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor Constellation undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication.
In connection with the proposed merger between Exelon and Constellation, Exelon filed with the SEC a Registration Statement on
Form S-4 that included the definitive joint proxy statement/prospectus. The Registration Statement was declared effective by the
SEC on October 11, 2011. Exelon and Constellation mailed the definitive joint proxy statement/prospectus to their respective security holders on or about October 12, 2011. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT
PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY
CONTAIN IMPORTANT INFORMATION about Exelon, Constellation and the proposed merger. Investors and security holders may obtain copies of all documents filed with the SEC free of charge at the SEC's website, www.sec.gov. In addition, a copy of the definitive joint proxy statement/prospectus may be obtained free of charge from Exelon Corporation, Investor Relations, 10 South
Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398, or from Constellation Energy Group, Inc., Investor Relations, 100
Constellation Way, Suite 600C, Baltimore, MD 21202.
Additional Information and Where to Find it

2011: Year In Review

Financial Success
Q4 operating EPS of
$0.82 per share
2011 operating EPS of
$4.16 per share and
above original
expectations
Strategic Execution
Acquired Wolf Hollow CCGT
in Texas and AVSR 1 Solar
PV facility in California
Nuclear uprate program
added 138.6 MW in 2011
Exelon Wind added 90 MW
in 2011
2011 was a year of exemplary financial and operating performance, constructive regulatory environment and solid execution on strategic initiatives

EPA: Clean Air Standards

Final rules substantially similar to proposed
rules; no significant changes to standards for
existing units
Rule provides sufficient flexibility for
compliance
• Compliance timeline is three years
• Some units will be granted a 1 year
extension on a case by case basis
PJM coal plant retirement estimate
unchanged by final rule
• Expect rule to lead to the retirement of
15 GW of coal capacity
Rule to be implemented in early 2015
D.C. Court of Appeals granted a stay on the
Cross State Air Pollution Rule (CSAPR)
Court’s recent order demonstrates
commitment to resolve this case on an
expedited basis
CSAPR is not a major driver of coal plant
retirements, as demonstrated by EPA
modeling
Minimal impact to Exelon’s 2012 gross
margin as generation position in PJM is well
hedged
Air Toxics Rule
Cross State Air Pollution Rule
• Final briefs due by March 16
th
2012
• Oral arguments on April 13
th
2012
Air Toxics Rule is still expected to be the more impactful rule to drive coal plant retirements, and we continue to believe the CSAPR is valid

Merger Approvals Process on Schedule
(as of 1/20/2012)

Note: The Department of Public Utilities in Massachusetts concluded on September 26, 2011 that it does not have jurisdiction over the merger.
Stakeholder Status of Key Milestones Approved
Texas PUC
(Case No. 39413)
Approval received on August 3, 2011
Securities and Exchange Commission
(SEC)
(File No. 333-175162)
Joint proxy statement declared effective on October 11, 2011
Shareholder Approval Shareholders overwhelmingly approved the merger on November 17, 2011
New York PSC
(Case No. 11–E–0245)
Declaratory ruling on December 15, 2011 confirming that Commission review is not required
Department of Justice (DOJ) U.S. DOJ clearance received on December 21, 2011
Nuclear Regulatory Commission
(Docket Nos. 50-317, 50-318, 50-220,
50-410, 50-244, 72-8, 72-67)
Filed for indirect transfer of Constellation Energy licenses on May 12, 2011
Federal Energy Regulatory Commission
(FERC)
(Docket No. EC 11-83)
Settlement agreement filed with PJM Market Monitor on October 11, 2011
Maryland PSC
(Case No. 9271)
Settlement agreement reached with key stakeholders in Maryland on
December 15, 2011
Hearings scheduled for January 25 – 27, 2012
Briefs due February 6, 2012
Order expected on February 17, 2012

Key Financial Messages
Q4 2011 operating earnings of $0.82 per share
Full year 2011 operating earnings of $4.16 per share
Strong cash flow from operations
Credit metrics above target range across all operating
companies
Disciplined execution of ratable hedge program continues to
create value
Note: Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.

Exelon Generation
Operating EPS Contribution
$2.91
$0.81
$3.01
$0.54
Full Year 4Q
2011 2010
Outage Days
(3)
4Q10 4Q11
Refueling 97 103
Non-refueling 18 11
Favorable market/portfolio conditions:
$0.06
(2)
Unfavorable capacity pricing: $(0.13)
Higher O&M costs, including refueling costs
at Salem: $(0.08)
Increased planned nuclear refueling costs:
$(0.02)
Higher nuclear fuel costs: $(0.02)
Higher depreciation expense: $(0.02)
Nuclear volume: $(0.01)
Key Drivers – 4Q11 vs. 4Q10
(1)
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2) Favorable market/portfolio conditions includes: $0.03 higher realized prices in the Mid-Atlantic net of lower realized prices in the Midwest, $0.02 Wind and $0.01
Hydro volume.
(3) Outage days exclude Salem.

ComEd Operating EPS Contribution
$0.68
$0.13
$0.61
$0.18
Full Year 4Q
2011 2010
4Q10
Actual
4Q11
Actual Normal
Heating Degree-Days 2,292 1,832 2,278
Cooling Degree-Days 15 14 7
Energy Infrastructure Modernization Act,
net
(2)
: $0.06
Electric distribution rates: $0.03
Higher O&M costs: $(0.04)
Weather: $(0.01)
Key Drivers – 4Q11 vs. 4Q10
(1)
(1)
Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2)
O&M impacts include credit for the allowed recovery of certain 2011 storm costs, partially offset by a one-time contribution.

PECO Operating EPS Contribution
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
Note: CTC = Competitive Transition Charge
$0.54
$0.03
$0.58
$0.11
Full Year 4Q
2010 2011
4Q10
Actual
4Q11
Actual Normal
Heating Degree-Days 1,686 1,302 1,634
Cooling Degree-Days 19 14 21
2010 CTC amortization expense, net of
collections: $0.07
Electric and gas distribution rates: $0.04
Weather: $(0.04)
Key Drivers – 4Q11 vs. 4Q10
(1)

2011 Actual Sources and Uses of Cash
(1) Excludes counterparty collateral activity.
(2) Cash Flow from Operations primarily includes net cash flows provided by operating activities, replacement of credit facilities and net cash flows used in investing activities other than capital expenditures.
(3) 2011 dividend of $2.10/share. Dividends are subject to declaration by the Board of Directors.
(4) Includes $350 million in Nuclear Uprates and $250 million for Exelon Wind spend.
(5) Represents new business, smart grid/smart meter investment and transmission growth projects.
(6) Excludes PECO’s $225 million Accounts Receivable (A/R) Agreement with Bank of Tokyo. PECO’s A/R Agreement was extended in accordance with its terms through August 31, 2012.
(7) “Other” includes proceeds from options and expected changes in short-term debt.
(8)    Includes cash flow activity from Holding Company, eliminations, and other corporate entities.
($ millions)
Exelon
(8)
Beginning Cash Balance
(1) $800
Cash Flow from Operations
(2) 800 800 3,475 4,975
CapEx (excluding Nuclear Fuel, Nuclear Uprates, Exelon
Wind and Utility Growth CapEx)
(750) (350) (825) (1,975)
Nuclear Fuel n/a n/a (1,075) (1,075)
Dividend (3) (1,400)
Nuclear Uprates and Exelon Wind
(4) n/a n/a (600) (600)
Wolf Hollow Acquisition n/a n/a (300) (300)
Antelope Valley Solar Ranch One Acquisition n/a n/a (75) (75)
Utility Growth CapEx
(5) (275) (125) n/a (400)
Net Financing (excluding Dividend):
Debt Issuances
(6) 1,200 -- -- 1,200
Debt Retirements (550) (250) -- (800)
Other (7) -- (50) 25 200
Ending Cash Balance
(1) $550

Post-Merger Legal Entity Structure
BGE
• BGE will exist as a separate subsidiary under Exelon with its current ring-fenced structure
• BGE will continue as a separate SEC registrant and will continue to issue debt
Constellation Energy Group, Inc. (CEG) will be merged into Exelon Corporation
• CEG subsidiaries, excluding BGE, will then be transferred to Exelon Generation and become direct wholly-owned subsidiaries of Exelon Generation
• Exelon Corporation will assume the obligations of CEG’s publicly-held debt, guarantees and other contracts
Benefits of merging CEG into Exelon
• Placement at HoldCo provides bondholders with diversity of cash flows from regulated and unregulated businesses
• Optimizes funding costs by utilizing the Exelon Generation credit as the primary financing vehicle for the unregulated business post-merger
• Simplifies accounting and reporting through elimination of separate CEG SEC registrant
• No impacts on BGE ring-fencing commitments to Maryland PSC

Exelon Generation Hedging Program
Percentage of Expected Generation Hedged
Being close to fully hedged in 2012 has protected us from the recent decline in power prices
0%
20%
40%
60%
80%
100%
2014 2013 2012
Ratable
% Hedged without Options
Option %
2012 Gross Margin Comparison
(1)
4,450
5,150
3,500
4,000
4,500
5,000
5,500
6,000
6,500
5,965
09/30/2011
5,975
12/31/2011
2012 Hedged Gross Margin ($ millions)
2012 Open Gross Margin

(1) Gross Margin estimates are rounded. Open Gross Margin assumes no hedges.

Exelon Generation Hedging Program
As a consequence of being ahead of a ratable pace in
2009 and 2010 in the PJM portfolio we were able to
capture higher market prices and be selective in 2011 by
holding off on sales when prices were low.
2012 Midwest & Mid-Atlantic Hedging
Over the Past Three Years
2012 South & West Hedging
Over the Past Three Years
We have consciously kept more open length in the
South and West region to benefit from increased heat
rates and volatility in the ERCOT market and are well
positioned to capture upside in the spot market.
$54.73
0%
20%
40%
60%
80%
100%
$40.00
$45.00
$50.00
$55.00
$60.00
$65.00
2011 2010 2009
West Hub 2012 ATC Avg Yearly Price
Ratable
2012 Year End Hedge %
9.98
0%
20%
40%
60%
80%
100%
8.40
8.60
8.80
9.00
9.20
9.40
9.60
9.80
10.00
10.20
2011 2010 2009
ERCOT North 2012 On Peak Yearly Avg Heat Rate
Ratable
2012 Year End Hedge %
14
$45.68
$44.91
8.75
8.91
While our three-year ratable hedging program ensures stable cash flows, we continue to use our market views to create incremental value via timing, product and regional allocations of sales

John Rowe’s Key Accomplishments
• Unicom/PECO merger
Creating Exelon
• Running nuclear plants at world-class levels
Turning Around Nuclear
• Vision for a cleaner, more competitive future
Selling ComEd’s Fossil Fleet
• Letting competitive markets work
Separating Generation
• Keeping the lights on
Improving ComEd’s Service
• Smooth transition to competitive market, starting with the
2007 settlement
Promoting Competition in Illinois
• Environmental strategy committed to clean generation
Launching Exelon 2020
• Maintaining a solid regulatory relationship
Making Pennsylvania Proud
• PECO’s rate settlement and ComEd’s infrastructure
legislation
Regulatory Outcomes
• Cost management, risk management
Maintaining Financial Discipline

Exelon Generation Hedging Disclosures (as of December 31, 2011) 16

Important Information
The following slides are intended to provide additional information regarding the hedging program at Exelon Generation and to serve as an aid for the purposes of modeling Exelon
Generation’s gross margin (operating revenues less purchased power and fuel expense). The information on the following slides is not intended to represent earnings guidance or a forecast of future events.  In fact, many of the factors that ultimately will determine Exelon Generation’s actual gross margin are based upon highly variable market factors outside of our control.  The information on the following slides is as of December 31, 2011.  We update this information on a quarterly basis.
Certain information on the following slides is based upon an internal simulation model that incorporates assumptions regarding future market conditions, including power and commodity prices, heat rates, and demand conditions, in addition to operating performance and dispatch characteristics of our generating fleet.  Our simulation model and the assumptions therein are subject to change.  For example, actual market conditions and the dispatch profile of our generation fleet in future periods will likely differ – and may differ significantly – from the assumptions underlying the simulation results included in the slides.  In addition, the forward-
looking information included in the following slides will likely change over time due to continued
refinement of our simulation model and changes in our views on future market conditions.

Portfolio Management Objective
Align Hedging Activities with Financial Commitments
Power Team utilizes several product types
and channels to market
•
Wholesale and retail sales
•
Block products
•
Load-following products
and load auctions
•
Put/call options
Exelon’s hedging program is designed to
protect the long-term value of our
generating fleet and maintain an
investment-grade balance sheet
• Hedge enough commodity risk to meet future cash
requirements if prices drop
• Consider:  financing policy (credit rating objectives,
capital structure, liquidity); spending (capital and
O&M); shareholder value return policy
Consider market, credit, operating risk
Approach to managing volatility
• Increase hedging as delivery approaches
• Have enough supply to meet peak load
• Purchase fossil fuels as power is sold
• Choose hedging products based on generation
portfolio – sell what we own
•
Heat rate options
•
Fuel products
•
Capacity
•
Renewable credits
% Hedged High End of Profit
Low End of Profit
Open Generation
with LT Contracts
Portfolio
Optimization
Portfolio
Management
Portfolio Management Over Time

Percentage of Expected
Generation Hedged
• How many equivalent MW have been
hedged at forward market prices;  all hedge
products used are converted to an
equivalent average MW volume
• Takes ALL hedges into account whether
they are power sales or financial products
Equivalent MWs Sold
Expected Generation
=
Our normal practice is to hedge commodity risk on a ratable basis over the three years leading to the spot market
• Carry operating length into spot market to manage forced outage and load-following risks
• By using the appropriate product mix, expected generation hedged approaches the mid-90s percentile as the delivery period approaches
• Participation in larger procurement events, such as utility auctions, and some flexibility in the timing of hedging may mean the hedge program is not strictly ratable from quarter to quarter
Exelon Generation Hedging Program

2012 2013 2014
Estimated Open Gross Margin ($ millions)
(1)(2)
$4,450 $4,950 $5,400
Reference Prices
(1)
Henry Hub Natural Gas ($/MMBtu)
NI-Hub ATC Energy Price ($/MWh)
PJM-W ATC Energy Price ($/MWh)
ERCOT North ATC Spark Spread ($/MWh)
(3)
$3.24
$29.77
$38.86
$7.29
$3.94
$31.44
$41.26
$6.37
$4.34
$33.15
$43.97
$5.22
Exelon Generation Open Gross Margin and
Reference Prices
(1)
Based on December 31, 2011 market conditions.
(2)
Gross margin is defined as operating revenues less fuel expense and purchased power expense, excluding the impact of decommissioning and other incidental revenues. Open gross margin is estimated based upon an internal model that is developed by dispatching our expected generation to current market power and fossil fuel prices. Open gross margin assumes there is no hedging in place other than fixed assumptions for capacity cleared in the RPM auctions and uranium costs for nuclear power plants. Open gross margin contains assumptions for other gross margin line items such as various ISO bill and ancillary revenues and costs and PPA capacity revenues and payments.The estimation of open gross margin incorporates management discretion and modeling assumptions that are subject to change.
(3)
ERCOT North ATC spark spread using Houston Ship Channel Gas, 7,200 heat rate, $2.50 variable O&M.

2012 2013 2014
Expected Generation (GWh)
(1)
173,100 167,600 166,100
Midwest 99,200 95,800 95,400
Mid-Atlantic 56,800 56,100 55,700
South & West 17,100 15,700 15,000
Percentage of Expected Generation Hedged
(2)
88-91% 61-64% 32-35%
Midwest 89-92 62-65 30-33
Mid-Atlantic 94-97 66-69 33-36
South & West 65-68 43-46 34-37
Effective Realized Energy Price ($/MWh)
(3)
Midwest $40.50 $40.00 $37.50
Mid-Atlantic $50.50 $50.50 $51.00
South & West $2.00 $3.00 $2.00
Generation Profile
(1) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity. Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options.
Expected generation assumes 10 refueling outages in 2012 and 2013 and 11 refueling outages in 2014 at Exelon-operated nuclear plants and Salem.  Expected generation assumes capacity factors of 93.5%, 93.3% and 93.4% in 2012, 2013 and 2014 at Exelon-operated nuclear plants. These estimates of expected generation in 2012, 2013 and 2014 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.
(2) Percent of expected generation hedged is the amount of equivalent sales divided by the expected generation. Includes all hedging products, such as wholesale and retail sales of power, options, and swaps. Uses expected value on options. Reflects decision to permanently retire Cromby Station and Eddystone Units 1&2 as of May 31, 2011.
(3) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged. It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations. It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges.

Gross Margin Sensitivities with Existing Hedges ($ millions)
(1)
Henry Hub Natural Gas
+ $1/MMBtu
- $1/MMBtu
NI-Hub ATC Energy Price
+$5/MWH
-$5/MWH
PJM-W ATC Energy Price
+$5/MWH
-$5/MWH
Nuclear Capacity Factor
+1% / -1%
2012
$20
$(5)
$40
$(30)
$15
$(15)
+/- $35
2013
$260
$(230)
$185
$(180)
$115
$(110)
+/- $40
2014
$600
$(560)
$335
$(330)
$205
$(205)
+/- $40
Exelon Generation Gross Margin Sensitivities
(with Existing Hedges)
(1) Based on December 31, 2011 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.

95% case
5% case
$5,300
$6,100
$5,800
$6,400
Exelon Generation Gross Margin Upside / Risk
(with Existing Hedges)
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
2012
2013
2014
$7,000
$4,600
(1) Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels assuming all unhedged supply is sold into the spot market.  Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2012 , 2013 and 2014 do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of December 31, 2011.

Midwest Mid-Atlantic South & West
Step 1 Start with fleetwide open gross margin
$4.45 billion
Step 2 Determine the mark-to-market value
of energy hedges
99,200GWh * 90% *
($40.50/MWh-$29.77MWh)
= $0.96 billion
56,800GWh * 94% *
($50.50/MWh-$38.86MWh)
= $0.62 billion
17,100GWh * 66% *
($2.00/MWh-$7.29MWh)
= $(0.06) billion
Step 3 Estimate hedged gross margin by
adding open gross margin to mark-to-
market value of energy hedges
Open gross margin:                              $4.45 billion
MTM value of energy hedges: $0.96billion + $0.62billion + $(0.06) billion
Estimated hedged gross margin:          $5.97 billion
Illustrative Example
of Modeling Exelon Generation 2012 Gross Margin
(with Existing Hedges)

20

30
35
40
45
50
55
1/11 2/11 3/11 4/11 5/11 6/11 7/11 8/11 9/11 10/11 11/11 12/11 1/12
30
35
40
45
50
55
60
65
70
1/11 2/11 3/11 4/11 5/11 6/11 7/11 8/11 9/11 10/11 11/11 12/11 1/12
3.0
3.5
4.0
4.5
5.0
5.5
6.0
1/11 2/11 3/11 4/11 5/11 6/11 7/11 8/11 9/11 10/11 11/11 12/11 1/12
65
70
75
80
85
90
95
100
1/11 2/11 3/11 4/11 5/11 6/11 7/11 8/11 9/11 10/11 11/11 12/11 1/12
Market Price Snapshot
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices
PJM-West and Ni-Hub Wrap Forward Prices
2014 $4.01
2013  $3.53
Forward NYMEX Coal
2014 $72.69
2013 $68.44
2013 Ni-Hub  $33.58
2014 Ni-Hub $35.73
2014 PJM-West  $44.85
2013 PJM-West $42.15
2013 Ni-Hub $23.04
2014 Ni-Hub $24.05
2014 PJM-West $33.28
2013 PJM-West $31.07
25
Rolling 12 months, as of January 18
th
2012. Source: OTC quotes and electronic trading system. Quotes are daily.

6
7
8
9
10
11
12
13
14
15
16
17
1/11 2/11 3/11 4/11 5/11 6/11 7/11 8/11 9/11 10/11 11/11 12/11 1/12
8.6
8.8
9.0
9.2
9.4
9.6
9.8
10.0
10.2
10.4
10.6
10.8
11.0
11.2
11.4
11.6
11.8
12.0
12.2
1/11 2/11 3/11 4/11 5/11 6/11 7/11 8/11 9/11 10/11 11/11 12/11 1/12
35
40
45
50
55
60
65
1/11 2/11 3/11 4/11 5/11 6/11 7/11 8/11 9/11 10/11 11/11 12/11 1/12
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
1/11 2/11 3/11 4/11 5/11 6/11 7/11 8/11 9/11 10/11 11/11 12/11 1/12
Market Price Snapshot
2014 10.88
2013 11.52
2013 $40.11
2014 $43.10
2013 $3.48
2014 $3.96
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2013 $12.47
2014 $12.00
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
26
Rolling 12 months, as of January 18
th
2012. Source: OTC quotes and electronic trading system. Quotes are daily.

27 Appendix

2011 results were achieved in a very
challenging market environment due to
effectiveness of asset allocations and
hedging strategy
•
Decreased equity investments and
increased investment in fixed income
securities and alternative investments
•
The liability hedge has offset more than
50% of the pension liability increase
caused by lower interest rates
Pension plans are 83% funded as of
December 31, 2011
Pension Funds Performance
Exelon’s pension investment strategy has effectively dampened the volatility of plan assets and plan funded status
28
S&P 500 Exelon Pension Assets
2.1%
9.8%
2011 Actual Returns

Exelon Generation 2011 EPS Contribution
$ / Share
$ 3.01
$ (0.03)
$ (0.01)
$ (0.08)
$ (0.26) $ 0.49
$ 2.91
Other RNF 2010A O&M 2011A
Key Items:
Expiration of PECO PPA $0.62
Market/portfolio conditions (1) $0.25
Unfavorable capacity pricing ($0.23)
Nuclear Fuel ($0.08)
Transmission Upgrades (2) ($0.06)
Key Items:
Inflation ($0.08)
Nuclear Outages ($0.05)
Exelon Wind ($0.04)
Higher refueling costs at Salem ($0.02)
Depreciation &
Amortization
Interest
Expense
(1)
Includes $0.15 of favorable market and portfolio conditions in the South and $0.07 related to Exelon Wind.
(2)
Reflects intercompany expense at Generation for upgrades in transmission assets owned by ComEd, which are reflected as assets at Exelon.

ComEd 2011 EPS Contribution
$ / Share
30
$ 0.61
$ (0.02)
$ (0.02)
$ (0.02)
$ (0.14) $ 0.13
$ 0.68
2011A Other O&M RNF 2010A
Key Items:
Distribution Revenue (1) $0.08
Formula Rate Legislation (2) $0.03
Transmission Revenue $0.02
Weather ($0.02)
Key Items:
2010 Bad Debt Recovery (3) ($0.06)
Inflation ($0.03)
One-time contribution (4) ($0.01)
Storm costs (5) ($0.01)
2010 Distribution Rate Case Order $0.02
(1) Increased distribution revenue pursuant to the 2011 electric distribution rate case order, effective June 1, 2011.
(2) Increased distribution revenues as a result of the annual true-up in the performance based formula rate tariff pursuant to the Energy Infrastructure
Modernization Act (EIMA).
(3) Reflects a 2010 credit for the recovery of 2008 and 2009 bad debt expense pursuant to the ICC's February 2010 approval of a bad debt rider, partially offset by a contribution mandated by Illinois legislation.
(4) Represents a one-time contribution to a new Science and Technology Innovation Trust accrued pursuant to EIMA.
(5) Includes a $0.04 credit for the allowed recovery of certain 2011 storm costs, net of amortization expense.
Depreciation &
Amortization
Interest
Expense

PECO 2011 EPS Contribution
$ / Share
$ 0.58 $ 0.04
$ 0.03
$ (0.04)
$ (0.03)
$ (0.05) $ 0.08
$ 0.54
2011A Other Taxes CTC, net O&M RNF 2010A
Key Items:
Electric & Gas Distribution Rate (1) $0.15
Weather ($0.05)
Key Items:
Storm costs ($0.01)
Inflation ($0.02)
(1) Reflects increased distribution revenue pursuant to the 2010 Pennsylvania electric and natural gas distribution rate case settlements effective January 1,
2011.
(2) Includes associated gross receipts taxes.
Key Items:
Revenue net of amortization (2) ($0.06)
Interest on PECO transition $0.02
bonds
Key Items:
T&D tax repairs deductions    $0.05
Depreciation &
Amortization

ComEd Load Trends
-3%
-2%
-1%
0%
1%
2%
3%
3Q11 2Q11 1Q11 4Q12 3Q12 2Q12 1Q12 4Q11
Residential Gross Metro Product All Customer Classes Large C&I
Note: C&I = Commercial & Industrial
Chicago U.S.
Unemployment rate (1) 10.5% 8.5%
2011 annualized growth in
gross domestic/metro product (2) 1.7% 1.8%
(1) Source:  U.S. Dept. of Labor (December 2011) and Illinois
Department of Security (November 2011)
(2) Source: Global Insight (November 2011)
(3) Not adjusted for leap year
4Q11  2011        2012E (3)
Average Customer Growth 0.3%   0.4%     0.4%
Average Use-Per-Customer 0.9% (1.7)% (1.0)%
Total Residential 1.2%    (1.3)%      (0.6)%
Small C&I (1.2)% (0.8)%     0.0%
Large C&I 1.8%   0.6%      (0.2)%
All Customer Classes 0.4%    (0.5)%      (0.2)%

Weather-Normalized Load Year-over-Year
Key Economic Indicators Weather-Normalized Load

PECO Load Trends
Note: C&I = Commercial & Industrial
-12.5%
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
4Q12 3Q12 2Q12 1Q12 4Q11 3Q11 2Q11 1Q11
Gross Metro Product Residential Large C&I All Customer Classes
Philadelphia U.S.
Unemployment rate (1) 7.9% 8.5%
2011 annualized growth in
gross domestic/metro product (2) 0.9%             1.8%
(1) Source: U.S. Dept. of Labor data (December 2011) – US
U.S. Dept. of Labor prelim. data (November 2011) – Philadelphia
(2) Source: Global Insight (November 2011)
(3) Not adjusted for leap year
4Q11 2011        2012E (3)
Average Customer Growth 0.3%   0.3%     0.4%
Average Use-Per-Customer 0.9% 1.3% (2.5)%
Total Residential 1.1%    1.7%        (2.2)%
Small C&I 0.3% (0.7)%    (1.7)%
Large C&I (6.8)%   (3.3)%     (10.5)%
All Customer Classes (2.2)%    (0.9)%    (5.4)%
Large C&I (excluding refinery impact)
Oil refinery closing estimated impact to reduce Large C&I and total load in 2012 by 9.1% and 3.7%, respectively
33
Weather-Normalized Load Year-over-Year
Key Economic Indicators
Weather-Normalized Load

Maryland Settlement Summary

Settlement agreement with State of Maryland, City of Baltimore and other key parties increases value of merger package to more than $1 billion
Package includes 285 – 300 MW of new generation in Maryland
• 120 MW of natural gas generation
• 125 MW of Tier 1 renewable generation, of which at least 62.5 MW will be wind generation
• 30 MW of solar energy
• 10 - 25 MW of generation capacity from poultry litter
Significant benefits to the state and customers
• $100 credit to each residential customer
• Construction of LEED office building in Baltimore
• $50M funding for low income weatherization measures
• $32M funding for offshore wind research and development in Maryland
Commitments to preserve BGE as a leading Maryland company
• Maintain capital and O&M spend and no dividend contributions to parent through 2014
• Maintain investment in smart meters, reliability and other key initiatives

Exelon Dividend
Exelon’s Board of Directors approved a contingent stub dividend for Exelon shareholders of
$0.00583/share per day for Q2 2012 in anticipation of the merger close ($0.525/share for the quarter)
Stub dividend declaration ensures that Exelon shareholders continue to receive all dividends at the current $2.10 per share annualized rate
Pre- and post-close stub dividends must be declared separately to account for Constellation shareholders becoming Exelon shareholders at merger close
Assuming a February 29, 2012 close for illustrative purposes only:
(1) Assuming a 2/29/2012 merger close; for Exelon shareholders, Q2 2012 dividend will be based on a per diem rate of $0.00583 ($0.525 divided by 90 days).
(2) Future dividend, following the stub dividend, is subject to approval by the Board of Directors.
$0.525
Record Date Payment Date Dividend Type Per Share Amount
2/15/2011
3/9/2011 Regular Dividend $0.525
2/28/2012
3/28/2012 Pre- close Stub Dividend
(1)
$0.076
5/15/2012
6/8/2012 Post- close Stub Dividend
(1)
$0.449
8/15/2012
9/10/2012 Regular Dividend
(2)
$0.525
11/15/2012
12/10/2012 Regular Dividend
(2)
$0.525
Current Exelon shareholders will continue to receive a total dividend of
$0.525 per quarter

Constellation Energy’s Board of Directors approved a contingent stub dividend for Constellation shareholders of $0.00264/share per day for Q1 2012 in anticipation of merger close
Stub dividend declaration ensures that Constellation shareholders continue to receive their existing quarterly dividend rate prior to the merger, and benefit from the Exelon annualized dividend rate
($2.10 per share) beginning on the day the merger closes
Pre- and post-close stub dividends must be declared separately to account for Constellation shareholders becoming Exelon shareholders at merger close
Assuming a February 29, 2012 close for illustrative purposes only :
(1) Assuming a 2/29/2012 merger close, Q1 2012 dividend will be based on a per diem rate of $0.00264 ($0.24 divided by 91 days).
Post-close Exelon Q2 2012 stub dividend will be based on a per diem rate of $0.00583.
(2) Assuming a 2/29/2012 merger close, Constellation shareholders will start receiving the full quarterly Exelon dividend of
$0.525 per share in Q3 2012. Future dividend, following the stub dividend, is subject to approval by the Board of Directors.
Constellation Dividend
Record Date Payment Date Dividend Type Per Share Amount
12/12/2011 1/3/2012 Regular CEG Dividend $0.24
2/28/2012 3/28/2012 Pre- close CEG Stub Dividend
(1)
$0.206
5/15/2012 6/8/2012 Post- close EXC Stub Dividend
(1)
$0.449
8/15/2012
9/10/2012 Regular EXC Dividend
(2)
$0.525
11/15/2012 12/10/2012 Regular Dividend
(2)
$0.525
Constellation shareholders will receive the Exelon dividend rate upon merger close

ComEd – Regulatory Schedule for 2012
Q1 Q2
Q3 Q4
Initial filing with
ICC (11/8/11)
Proposed order
(around 5/1);
Final order
(by 5/31)
Procurements for
ATC supply and
RECs for 6/1/13-
12/31/17 (by end of
February)
Q4 2011
Distribution
Formula Rate
(Docket # 11-0721)
Performance
Metrics
(Docket # 11-0772)
Illinois Power
Agency
Procurement
Transmission
Rate Update
Annual update
filing with FERC
(5/15)
Rates effective
(June 2012 thru
May 2013)
Rates effective
June thru Dec.
Filing with ICC
(12/8/11)
Final order
(by 4/6)
Second filing with
ICC (by 5/1)
Rates
effective Jan.
thru Dec.
Regular annual
procurement
event (Spring)
Note: ICC = Illinois Commerce Commission; FERC = Federal Energy Regulatory Commission; ATC = around-the-clock; REC = renewable energy credit
Final order
(by 12/27)
Annual
updates (by
6/1)
2013

PECO – Default Service Plan Filing (DSP II)
(1) FR = Full Requirements;   (2) FPFR = Fixed-Price Full Requirements
Proposed Procurement Mix
Class DSP I (1/1/11 – 5/31/13) DSP II (6/1/13 – 5/31/15)
Large C&I
Current load
retained: 4%
100% spot-priced FR (1) products
2011 opt-in FPFR (2) product
100% of supply procured directly from the PJM spot
market
Medium
Commercial
Current load
retained: 22%
85% 1-year FPFR products, 15% spot-priced FR
products
100% 6-month FPFR products
Small
Commercial
Current load
retained: 48%
70% 1-year FPFR products, 20% 2-year FPFR
products, 10% spot-priced FR products
100% 1-year FPFR products
Residential
Current load
retained: 75%
45% 2-year FPFR products; 30% 1-year FPFR
products; targeted 20% block products of 1-yr, 2-yr,
5-yr and seasonal terms; targeted 5% spot market
purchases
As block products expire, block and spot is replaced
by FPFR products with terms ending 5/31/15 (end of
DSP II period)
Remainder of portfolio is a mix of 2-yr and 1-yr FPFR
products, with delivery periods overlapping on a semi-
annual basis
Filing Schedule:
On 1/13/12, PECO filed a new Default Service Plan with the PAPUC, which outlines how PECO will purchase electricity for customers not purchasing from a competitive generation supplier from 6/1/13 through 5/31/15
PAPUC will assign an Administrative Law Judge to set a procedural schedule with a Final Order requested no later than mid-October 2012
Note: PAPUC = Pennsylvania Public Utility Commission
Incorporates Retail Market Enhancements suggested by PAPUC Order issued 12/15/11:
Offers a 1-year opt-in auction program with price at least 5% less than PECO’s expected Price to Compare as of 6/1/13
Establishes a residential customer referral program to promote the lowest 1-year, fixed price available each month
Provides customer information and referral programs for various products; “seamless” moves between properties

Sufficient Liquidity
($ millions)
Exelon
(3)
Aggregate Bank Commitments
(1)
$1,000 $600 $5,600 $7,700
Outstanding Facility Draws -- -- -- --
Outstanding Letters of Credit (1) (1) (884) (894)
Available Capacity Under Facilities 999 599 4,716 6,806
Outstanding Commercial Paper -- -- -- (136)
Available Capacity Less Outstanding
Commercial Paper $999 $599 $4,716 $6,670
Exelon bank facilities are largely untapped
39
(1) Excludes commitments from Exelon’s Community and Minority Bank Credit Facility.
(2) Available Capacity Under Facilities represents the unused bank commitments under the borrower’s credit agreements net of outstanding letters of credit and facility draws. The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
(3) Includes Exelon Corp’s $500M credit facility, letters of credit and commercial paper outstanding.
Available Capacity Under Bank Facilities as of January 17, 2012
(2)

Key Credit Metrics
Moody’s Credit
Ratings (2) (3)
S&P Credit
Ratings (2) (3)
Fitch Credit
Ratings (2) (3)
FFO / Debt
Target
Range
Exelon: Baa1 BBB- BBB+
ComEd: Baa1 A- BBB+ 15-18%
PECO: A1 A- A 15-18%
Generation: A3 BBB BBB+ 30-35% (4)
10%
20%
30%
40%
50%
60%
Exelon
PECO
ComEd
2011A 2010A 2009A
0X
2X
4X
6X
8X
10X
12X
Exelon
PECO
ComEd
2011A 2010A 2009A
40%
50%
60%
70%
80%
Exelon
PECO
ComEd
2011A 2010A 2009A
FFO/Debt
(1)
Interest Coverage
(1)
Debt to Cap
(1)
40
(1) See slide 41 for reconciliations to GAAP.
(2) Current senior unsecured ratings for Exelon and Exelon Generation and senior secured ratings for
ComEd and PECO as of January 20, 2012.
(3) Moody’s placed Exelon and Generation under review for a possible downgrade after the proposed merger with Constellation Energy was announced. S&P and Fitch affirmed ratings of Exelon and subsidiaries after the proposed merger was announced.
(4) FFO/Debt Target Range reflects Generation FFO/Debt in addition to the debt obligations of
Exelon Corp. Range represents FFO/Debt to maintain current ratings at current business risk.
ExGen/
Corp
ExGen/
Corp
ExGen/
Corp

Exelon Consolidated Metric Calculations and Ratios
Exelon 2010 YE Adjustments
FFO Calculation 2010 YE Source - 2010 Form 10-K (.pdf version)
Net Cash Flows provided by Operating Activities          5,244 Pg 159 - Stmt. of Cash Flows
+/- Change in Working Capital             644 Pg 159 - Stmt. of Cash Flows (1)
-    PECO Transition Bond Principal Paydown            (392) Pg 174 - Stmt. of Cash Flows (2)
+    PPA Depreciation Adjustment             207 Pg 295 - Commitments and Contingencies (3)
+/- Pension/OPEB Contribution Normalization             448 Pg 268-269 - Post-retirement Benefits (4)
+    Operating Lease Depreciation Adjustment               35 Pg 299 - Commitments and Contingencies (5)
+/- Decommissioning activity            (143) Pg 159- Stmt. of Cash Flows
+/- Other Minor FFO Adjustments (6)              (54)
= FFO (a)          5,989
Debt Calculation
Long-term Debt (incl. Current Maturities and A/R agreement)        12,828 Pg 161 - Balance Sheet
Short-term debt (incl. Notes Payable / Commercial Paper)                -   Pg 161 - Balance Sheet
-    PECO Transition Bond Principal Paydown                -   N/A - no debt outstanding at year-end
+    PPA Imputed Debt          1,680 Pg 295 - Commitments and Contingencies (7)
+    Pension/OPEB Imputed Debt          3,825 Pg 268 - Post-retirement benefits (8)
+    Operating Lease Imputed Debt             428 Pg 299 - Commitments and Contingencies (9)
+    Asset Retirement Obligation                -   Pg 261-267 - Asset Retirement Obligations (10)
+/- Other Minor Debt Equivalents (11)               84
= Adjusted Debt (b)        18,845
Interest Calculation
Net Interest Expense             817 Pg 158 - Statement of Operations
-    PECO Transition Bond Interest Expense              (22) Pg 182 - Significant Accounting Policies
+   Interest  on Present Value (PV) of Operating Leases               29 Pg 299 - Commitments and Contingencies (12)
+   Interest  on PV of Purchased Power Agreements (PPAs)               99 Pg 295 - Commitments and Contingencies (13)
+/- Other Minor Interest Adjustments (14)               37
= Adjusted Interest (c)             960
Equity Calculation
Total Equity        13,563 Pg 161 - Balance Sheet
+    Preferred Securities of Subsidaries               87 Pg 161 - Balance Sheet
+/- Other Minor Equity Equivalents (15)             111
= Adjusted Equity (d)        13,761
(1) Includes changes in A/R, Inventories, A/P and other accrued expenses, option premiums, counterparty collateral and income taxes.  Impact to FFO is opposite of impact to cash flow
(2) Reflects retirement of variable interest entity + change in restricted cash
(3) Reflects net capacity payment – interest on PV of PPAs (using weighted average cost of debt)
(4) Reflects employer contributions – (service costs + interest costs + expected return on assets), net of taxes at 35%
(5) Reflects operating lease payments – interest on PV of future operating lease payments (using weighted average cost of debt)
(6) Includes AFUDC / capitalized interest
(7) Reflects PV of net capacity purchases (using weighted average cost of debt)
$ in millions
(8) Reflects unfunded status, net of taxes at 35%
(9) Reflects PV of minimum future operating lease payments (using weighted average cost of debt)
(10) Nuclear decommissioning trust fund balance > asset retirement obligation.  No debt imputed
(11) Includes accrued interest less securities qualifying for hybrid treatment (50% debt / 50% equity)
(12) Reflects interest on PV of minimum future operating lease payments (using weighted average cost of debt)
(13) Reflects interest on PV of PPAs (using weighted average cost of debt)
(14) Includes AFUDC / capitalized interest and interest on securities qualifying for hybrid treatment
(50% debt / 50% equity)
(15) Includes interest on securities qualifying for hybrid treatment (50% debt / 50% equity)
2010A Credit Metrics
41
FFO / Debt Coverage =
FFO (a)
Adjusted Debt (b)
FFO Interest Coverage =
FFO (a) + Adjusted Interest (c)
Adjusted Interest (c)
Adjusted Capitalization (e) =
Adjusted Debt (b) + Adjusted Equity (d)= 32,606
Rating Agency Debt Ratio =
Adjusted Debt (b)
Adjusted Capitalization (e)
32%
7.2x
58%
=
=
=

4Q GAAP EPS Reconciliation
Three Months Ended December 31, 2011 ExGen ComEd PECO Other Exelon
2011 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.54 $0.18 $0.11 $(0.02) $0.82
Mark-to-market adjustments from economic hedging activities 0.07 - - - 0.07
Unrealized gains related to nuclear decommissioning trust funds 0.07 - - - 0.07
Retirements of fossil generation units (0.01) - - - (0.01)
Constellation acquisition costs (0.01) - (0.00) (0.02) (0.03)
Non-cash remeasurement of deferred income taxes 0.01 - - (0.02) (0.01)
4Q 2011 GAAP Earnings (Loss) Per Share $0.67 $0.18 $0.11 $(0.05) $0.91
Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not add due to rounding.
Three Months Ended December 31, 2010 ExGen ComEd PECO Other Exelon
2010 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.81 $0.13 $0.03 $(0.01) $0.96
Mark-to-market adjustments from economic hedging activities (0.17) - - - (0.17)
2007 Illinois electric rate settlement (0.01) - - - (0.01)
Unrealized gains related to nuclear decommissioning trust funds 0.04 - - - 0.04
Retirements of fossil generation units (0.03) - - - (0.03)
Exelon Wind acquisition costs (0.01) - - - (0.01)
Asset retirement obligation - 0.01 - - 0.01
4Q 2010 GAAP Earnings (Loss) Per Share $0.63 $0.14 $0.03 $(0.01) $0.79

Full Year GAAP EPS Reconciliation
Twelve Months Ended December 31, 2011 ExGen ComEd PECO Other Exelon
2011 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $3.01 $0.61 $0.58 $(0.05) $4.16
Mark-to-market adjustments from economic hedging activities (0.27) - - - (0.27)
Unrealized losses related to nuclear decommissioning trust funds (0.00) - - - (0.00)
Retirement of fossil generating units (0.05) - - - (0.05)
Asset retirement obligation (0.03) - 0.00 - (0.02)
Constellation acquisition costs (0.01) - (0.00) (0.06) (0.07)
AVSR 1 acquisition costs (0.01) - - - (0.01)
Non-cash charge resulting from Illinois tax rate change legislation (0.03) (0.01) - (0.00) (0.04)
Wolf Hollow acquisition 0.03 - - - 0.03
Recovery of costs pursuant to distribution rate case order - 0.03 - - 0.03
Non-cash remeasurement of deferred income taxes 0.01 - - (0.02) (0.01)
FY 2011 GAAP Earnings (Loss) Per Share $2.66 $0.63 $0.58 $(0.12) $3.75
Twelve Months Ended December 31, 2010 ExGen ComEd PECO Other Exelon
2010 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $2.91 $0.68 $0.54 $(0.07) $4.06
Mark-to-market adjustments from economic hedging activities 0.08 - - - 0.08
2007 Illinois electric rate settlement (0.02) - - - (0.02)
Unrealized gains related to nuclear decommissioning trust funds 0.08 - - - 0.08
Asset retirement obligation - 0.01 - - 0.01
Retirement of fossil generating units (0.08) - - - (0.08)
Non-cash remeasurement of income tax uncertainties 0.10 (0.16) (0.03) (0.01) (0.10)
Non-cash charge resulting from health care legislation (0.04) (0.02) (0.02) (0.02) (0.10)
Emission allowances impairment (0.05) - - - (0.05)
Exelon Wind acquisition costs (0.01) - - - (0.01)
FY 2010 GAAP Earnings (Loss) Per Share $2.97 $0.51 $0.49 $(0.10) $3.87
Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not add due to rounding.